Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Aug-00

Collection Period                   December 2, 2000     to      January 1, 2001
Determination Date                  January 10, 2001
Distribution Date                   January 16, 2001

Available Amounts
-----------------

             Scheduled Payments plus Payaheads, net of Excluded Amounts            7,487,514.90
             Prepayment Amounts                                                      597,849.21
             Recoveries                                                                4,143.63
             Investment Earnings on Collection Account and Reserve Fund               22,005.85
             Late Charges                                                              1,902.55
             Servicer Advances                                                     1,786,257.45

             Total Available Amounts                                               9,899,673.59
             -----------------------                                               ------------

Payments on Distribution Date
-----------------------------

   (A)**     Trustee Fees (only applicable pursuant to an Event of Default)                0.00

    (A)      Unreimbursed Servicer Advances to the Servicer                                0.00

    (B)      Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer          0.00

    (C)      Interest due to Class A-1 Notes                                               0.00

    (D)      Interest due to Class A-2 Notes                                         284,475.83

    (E)      Interest due to Class A-3 Notes                                         584,443.67

    (F)      Interest due to Class A-4 Notes                                         380,594.75

    (G)      Interest due to Class B Notes                                            17,172.92

    (H)      Interest due to Class C Notes                                            17,522.37

    (I)      Interest due to Class D Notes                                            29,593.34

    (J)      Interest due to Class E Notes                                            19,029.99

    (K)      Class A-1 Principal Payment Amount                                            0.00

    (L)      Class A-2 Principal Payment Amount                                    7,977,314.66

    (M)      Class A-3 Principal Payment Amount                                            0.00

    (N)      Class A-4 Principal Payment Amount                                            0.00

    (O)      Class B Principal Payment Amount                                        106,081.33

    (P)      Class C Principal Payment Amount                                        106,081.33

    (Q)      Class D Principal Payment Amount                                        169,730.11

    (R)      Class E Principal Payment Amount                                         84,865.05
    (S)      Additional Principal to Class A-1 Notes                                       0.00
    (T)      Additional Principal to Class A-2 Notes                                       0.00

    (U)      Additional Principal to Class A-3 Notes                                       0.00

    (V)      Additional Principal to Class A-4 Notes                                       0.00

    (W)      Additional Principal to Class B Notes                                         0.00

    (X)      Additional Principal to Class C Notes                                         0.00

    (Y)      Additional Principal to Class D Notes                                         0.00

    (Z)      Additional Principal to Class E Notes                                         0.00

    (AA)     Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer         79,874.05
    (AB)     Deposit to the Reserve Fund                                              42,894.19
    (AC)     Excess to Certificateholder                                                   0.00

             Total distributions to Noteholders and Certificateholders             9,899,673.58
             ---------------------------------------------------------             ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

             Trustee fees due on Distribution Date                                                         0.00

Unreimbursed Servicer Advances
------------------------------

             Unreimbursed Servicer Advances                                                                0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
    (i)      Servicing Fee Percentage                                                                       0.40%
    (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                     239,622,160.12
   (iii)     Servicing Fee  (((i)/12) x (ii))                                                               0.00
    (iv)     Servicing Fee accrued but not paid in prior periods                                            0.00
             Total Servicing Fee due and accrued ((iii) + (iv))                                             0.00
             Servicing Fee carried forward                                                                  0.00

             Monthly Servicing Fee distributed                                                              0.00


Class A-1 Interest Schedule
---------------------------

             Opening Class A-1 principal balance                                                               -
             Class A-1 Interest Rate                                                                     6.12905%
             Number of days in Accrual Period                                                                 33
             Current Class A-1 interest due                                                                 0.00
             Class A-1 interest accrued but not paid in prior periods                                       0.00
             Total Class A-1 interest due                                                                   0.00
             Class A-1 interest carried forward                                                             0.00

             Class A-1 interest distribution                                                                0.00


Class A-2 Interest Schedule
---------------------------

             Opening Class A-2 principal balance                                                   52,518,615.51
             Class A-2 Interest Rate                                                                     6.50000%
             Current Class A-2 interest due                                                           284,475.83
             Class A-2 interest accrued but not paid in prior periods                                       0.00
             Total Class A-2 interest due                                                             284,475.83
             Class A-2 interest carried forward                                                             0.00

             Class A-2 interest distribution                                                          284,475.83


Class A-3 Interest Schedule
---------------------------

             Opening Class A-3 principal balance                                                  105,463,520.00
             Class A-3 Interest Rate                                                                     6.65000%
             Current Class A-3 interest due                                                           584,443.67
             Class A-3 interest accrued but not paid in prior periods                                       0.00
             Total Class A-3 interest due                                                             584,443.67
             Class A-3 interest carried forward                                                             0.00

             Class A-3 interest distribution                                                          584,443.67


Class A-4 Interest Schedule
---------------------------

             Opening Class A-4 principal balance                                                   67,262,695.00
             Class A-4 Interest Rate                                                                     6.79000%
             Current Class A-4 interest due                                                           380,594.75
             Class A-4 interest accrued but not paid in prior periods                                          -
             Total Class A-4 interest due                                                             380,594.75
             Class A-4 interest carried forward                                                                -

             Class A-4 interest distribution                                                          380,594.75


Class B Interest Schedule
-------------------------

             Opening Class B principal balance                                                      2,995,277.28
             Class B Interest Rate                                                                       6.88000%
             Current Class B interest due                                                              17,172.92
             Class B interest accrued but not paid in prior periods                                            -
             Total Class B interest due                                                                17,172.92
             Class B interest carried forward                                                                  -

             Class B interest distribution                                                             17,172.92

Class C Interest Schedule
-------------------------

             Opening Class C principal balance                                                         2,995,277.28
             Class C Interest Rate                                                                          7.02000%
             Current Class C interest due                                                                 17,522.37
             Class C interest accrued but not paid in prior periods                                             -
             Total Class C interest due                                                                   17,522.37
             Class C interest carried forward                                                                   -

             Class C interest distribution                                                                17,522.37

Class D Interest Schedule
-------------------------

             Opening Class D principal balance                                                         4,792,443.51
             Class D  Interest Rate                                                                         7.41000%
             Current Class D interest due                                                                 29,593.34
             Class D interest accrued but not paid in prior periods                                            0.00
             Total Class D interest due                                                                   29,593.34
             Class D interest carried forward                                                                  0.00

             Class D interest distribution                                                                29,593.34

Class E Interest Schedule
-------------------------

             Opening Class E principal balance                                                         2,396,221.43
             Class E  Interest Rate                                                                         9.53000%
             Current Class E interest due                                                                 19,029.99
             Class E interest accrued but not paid in prior periods                                            0.00
             Total Class E interest due                                                                   19,029.99
             Class E interest carried forward                                                                  0.00

             Class E interest distribution                                                                19,029.99

Class A-1 Principal Schedule
----------------------------

             Class A-1 Maturity Date                                                                January 6, 2001
     (i)     Opening Class A-1 principal balance                                                               0.00
     (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance             239,622,160.12
     (iii)   ADCB as of last day of the Collection Period                                            231,135,655.16
             Monthly Principal Amount ( (ii) - (iii) )                                                 8,486,504.96
     (iv)    Class A-1 Principal Payment Amount                                                                0.00
             Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                    0.00
             Class A-1 Principal Payment Amount distribution                                                   0.00
             Principal carryforward Class A-1                                                                  0.00

             Class A-1 Principal Balance after current distribution                                            0.00

Class A Principal Payment Amount
--------------------------------

     (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount              225,244,830.51
     (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                          217,267,515.85
             Class A Principal Payment Amount                                                          7,977,314.66
             Funds available for distribution after Class A-1 distribution                             7,977,314.66

Class A-2 Principal Schedule
----------------------------

             Opening Class A-2 principal balance                                                      52,518,615.51
             Class A-2  Principal Payment Amount                                                       7,977,314.66
             Class A-2 Principal Payment Amount distribution                                           7,977,314.66
             Principal carryforward Class A-2                                                                  0.00

             Class A-2 principal balance after current distribution                                   44,541,300.85

Class A-3 Principal Schedule
----------------------------

             Opening Class A-3 principal balance                                          105,463,520.00
             Class A-3 Principal Payment Amount                                                     0.00
             Class A-3 Principal Payment Amount distribution                                        0.00
             Principal carryforward Class A-3                                                       0.00

             Class A-3 principal balance after current distribution                       105,463,520.00

Class A-4 Principal Schedule
----------------------------

             Opening Class A-4 principal balance                                           67,262,695.00
             Class A-4 Principal Payment Amount                                                     0.00
             Class A-4 Principal Payment Amount distribution                                        0.00
             Principal carryforward Class A-4                                                       0.00

             Class A-4 principal balance after current distribution                        67,262,695.00

Class B Principal Schedule
--------------------------

             Opening Class B principal balance                                              2,995,277.28
             Class B Target Investor Principal Amount (1.25% * ending ADCB)                 2,889,195.95
             Class B Floor                                                                 (4,582,671.18)
             Class B Principal Payment Amount due                                             106,081.33
             Class B Principal Payment Amount distribution                                    106,081.33
             Principal carryforward Class B                                                         0.00

             Class B principal balance after current distribution                           2,889,195.95

Class C Principal Schedule
--------------------------

             Opening Class C principal balance                                              2,995,277.28
             Class C Target Investor Principal Amount (1.25% * ending ADCB)                 2,889,195.95
             Class C Floor                                                                 (3,003,931.64)
             Class C Principal Payment Amount due                                             106,081.33
             Class C Principal Payment Amount distribution                                    106,081.33
             Principal carryforward Class C                                                         0.00

             Class C principal balance after current distribution                           2,889,195.95

Class D Principal Schedule
--------------------------

             Opening Class D principal balance                                              4,792,443.51
             Class D Target Investor Principal Amount (2.00% * ending ADCB)                 4,622,713.40
             Class D Floor                                                                    371,974.13
             Class D Principal Payment Amount due                                             169,730.11
             Class D Principal Payment Amount distribution                                    169,730.11
             Principal carryforward Class D                                                         0.00

             Class D principal balance after current distribution                           4,622,713.40

Class E Principal Schedule
--------------------------

             Opening Class E principal balance                                              2,396,221.43
             Class E Target Investor Principal Amount (1.00% * ending ADCB)                 2,311,356.38
             Class E Floor                                                                    501,735.18
             Class E Principal Payment Amount due                                              84,865.05
             Class E Principal Payment Amount distribution                                     84,865.05
             Principal carryforward Class E                                                         0.00

             Class E principal balance after current distribution                           2,311,356.38

Additional Principal Schedule
-----------------------------

             Floors applicable (Yes/No)                                                                              No
             Monthly Principal Amount                                                                      8,486,504.96
             Sum of Principal Payments payable on all classes                                              8,444,072.48
             Additional Principal  payable                                                                         0.00
             Additional Principal available, if payable                                                            0.00

             Class A-1 Additional Principal allocation                                                             0.00
             Class A-1 principal balance after current distribution                                                 -

             Class A-2 Additional Principal allocation                                                             0.00
             Class A-2 principal balance after current distribution                                       44,541,300.85

             Class A-3 Additional Principal allocation                                                             0.00
             Class A-3 principal balance after current distribution                                      105,463,520.00

             Class A-4 Additional Principal allocation                                                             0.00
             Class A-4 principal balance after current distribution                                       67,262,695.00

             Class B Additional Principal allocation                                                               0.00
             Class B principal balance after current distribution                                          2,889,195.95

             Class C Additional Principal allocation                                                               0.00
             Class C principal balance after current distribution                                          2,889,195.95

             Class D Additional Principal allocation                                                               0.00
             Class D principal balance after current distribution                                          4,622,713.40

             Class E Additional Principal allocation                                                               0.00
             Class E principal balance after current distribution                                          2,311,356.38

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

     (i)     Servicing Fee Percentage                                                                              0.40%
     (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                            239,622,160.12
     (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                       79,874.05
     (iv)    Servicing Fee accrued but not paid in prior periods                                                   0.00
             Total Servicing Fee due and accrued ( (iii) + (iv) )                                             79,874.05
             Servicing Fee carried forward                                                                         0.00

             Monthly Servicing Fee distributed                                                                79,874.05

Reserve Fund Schedule
---------------------

             Initial ADCB                                                                                365,558,126.61
             10% of Initial ADCB                                                                          36,555,812.66

             Outstanding Principal Amount of the Notes as of the preceding Distribution Date             238,424,050.01

             ADCB as of the end of the Collection Period                                                 231,135,655.16
             Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)             1,668,968.35
             Prior month Reserve Fund balance                                                              1,127,504.56
             Deposit to Reserve Fund - excess funds                                                           42,894.19
             Interim Reserve Fund Balance                                                                  1,170,398.75
             Current period draw on Reserve Fund for Reserve Interest Payments                                     0.00
             Current period draw on Reserve Fund for Reserve Principal Payments                                    0.00
             Excess to Certificateholder                                                                           0.00
             Ending Reserve Fund balance                                                                   1,170,398.75

             Reserve Fund balance as a percentage of aggregate note balances as of the first day
               of the Collection Period                                                                            0.49%
             Investment Earnings on Reserve Account                                                            5,674.56

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

             Class A-1
             ---------
             Class A-1 principal balance                                 -
             Initial Class A-1 principal balance               93,400,101.00

             Note factor                                         0.000000000

             Class A-2
             ---------
             Class A-2 principal balance                       44,541,300.85
             Initial Class A-2 principal balance               77,498,323.00

             Note factor                                         0.574738899


             Class A-3
             ---------
             Class A-3 principal balance                      105,463,520.00
             Initial Class A-3 principal balance              105,463,520.00

             Note factor                                         1.000000000


             Class A-4
             ---------
             Class A-4 principal balance                       67,262,695.00
             Initial Class A-4 principal balance               67,262,695.00

             Note factor                                         1.000000000


             Class B
             -------
             Class B principal balance                          2,889,195.95
             Initial Class B principal balance                  4,569,477.00

             Note factor                                         0.632281539


             Class C

             Class C principal balance                          2,889,195.95
             Initial Class C principal balance                  4,569,477.00

             Note factor                                         0.632281539


             Class D

             Class D principal balance                          4,622,713.40
             Initial Class D principal balance                  7,311,163.00

             Note factor                                         0.632281540


             Class E

             Class E principal balance                          2,311,356.38
             Initial Class E principal balance                  3,655,581.00

             Note factor                                         0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

    (i)      Outstanding Principal Amount of the Notes as of the preceding Distribution Date                        238,424,050.01
    (ii)     Overcollateralization Balance as of the preceding Distribution Date                                      1,198,110.11
    (iii)    Monthly Principal Amount                                                                                 8,486,504.96
    (iv)     Available Amounts remaining after the payment of interest                                                8,566,840.72
    (v)      ADCB as of the end of the Collection Period                                                            231,135,655.16
             Cumulative Loss Amount                                                                                           0.00


Class B Floor Calculation
-------------------------

             Class B Floor percentage                                                                                       1.8600%
             Initial ADCB                                                                                           365,558,126.61
             Cumulative Loss Amount for current period                                                                        0.00
             Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E
               Notes and Overcollateralization Bal                                                                   11,382,052.33
             Class B Floor                                                                                           (4,582,671.18)


Class C Floor Calculation
-------------------------

             Class C Floor percentage                                                                                       1.4725%
             Initial ADCB                                                                                           365,558,126.61
             Cumulative Loss Amount for current period                                                                        0.00
             Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
                Overcollateralization Balance                                                                         8,386,775.05
             Class C Floor                                                                                           (3,003,931.64)


Class D Floor Calculation
-------------------------

             Class D Floor percentage                                                                                       1.0850%
             Initial ADCB                                                                                           365,558,126.61
             Cumulative Loss Amount for current period                                                                        0.00
             Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                   3,594,331.54
             Class D Floor                                                                                              371,974.13


Class E Floor Calculation
-------------------------

             Class E Floor percentage                                                                                       0.4650%
             Initial ADCB                                                                                           365,558,126.61
             Cumulative Loss Amount for current period                                                                        0.00
             Overcollateralization Balance                                                                            1,198,110.11
             Class E Floor                                                                                              501,735.18


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred  (Yes/No)                                                                                      No



10% Substitution Limit Calculation
----------------------------------

             ADCB as of the Cut-off Date:                                                                           365,558,126.61

             Cumulative DCB of Substitute Contracts replacing materially modified contracts                                      0
             Percentage of Substitute Contracts replacing materially modified contracts                                          0

             Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                               No


5% Skipped Payment Limit Calculation
------------------------------------

             The percent of contracts with Skipped Payment modifications                                                         0
             The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                   No
             Any Skipped Payments have been deferred later than January 1, 2006                                                N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data

ADCB as of the first day of the Collection Period                                                                   239,622,160.12
             Principal collections                                                                                   (7,895,659.64)
             Prepayment Amounts                                                                                        (594,325.36)
             Defaulted Contracts                                                                                        (37,783.29)
             Change in payaheads                                                                                         41,263.33
             Other items including Substitutions and Repurchases                                                              0.00
ADCB as of the last day of the Collection Period                                                                    231,135,655.16

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                            37,783.29
Number of Contracts that became Defaulted Contracts during the period                                                            1
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      0.20%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                              502,810.76
Number of Prepaid Contracts as of the last day of the Collection Period                                                          5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                          4,163.63

Cumulative Servicer Advances paid by the Servicer                                                                    14,413,534.81
Cumulative reimbursed Servicer Advances                                                                              12,627,277.36


Delinquencies and Losses                                    Dollars                               Percent
------------------------                                    -------                               -------

             Current                                       214,489,992.90                                92.80%
             31-60 days past due                             5,173,016.70                                 2.24%
             61-90 days past due                             5,333,665.70                                 2.31%
             Over 90 days past due                           6,138,979.86                                 2.66%
             Total                                         231,135,655.16                               100.00%

             31+ days past due                              16,645,662.26                                 7.20%


    (i)      Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                3,045,434.23
    (ii)     Cumulative Recoveries realized on Defaulted Contracts                                                    2,083,416.37
             Cumulative net losses to date  ( (i) - (ii) )                                                              962,017.86
             Cumulative net losses as a percentage of the initial ADCB                                                        0.26%